UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (IRS Employer Identification Number)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices, including Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange

Explanatory Note

Redwood Trust, Inc. (“Redwood”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Form 8-K filed with the Securities and Exchange Commission on October 15, 2019 (the “Original Report”) relating to the acquisition from CF CoreVest Parent I LLC, CF CoreVest Parent II LLC and CoreVest Management Partners LLC (collectively, the “Sellers”) of all of the Sellers’ equity interests in CoreVest American Finance Lender LLC (“CAFL”) and several of its affiliates (CAFL and such affiliates collectively, “CoreVest”), including CoreVest’s associated financial assets (the “Assets”). This Amendment is being filed to include Item 9.01(a) and (b) disclosure related to certain required financial statements. No disclosure of the text in Item 1.01 (Entry into a Material Definitive Agreement), Item 2.01 (Completion of Acquisition or Disposition of Assets), Item 7.01 (Regulation FD Disclosure) or Item 9.01(d) (Financial Statements and Exhibits) of the Original Report was changed as a result of this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Redwood intends to file the historical financial statements of the acquired assets required by Item 9.01(a) of Form 8-K under cover of Form 8-K/A not later than 71 calendar days after the date that the initial Current Report was required to be filed.

(b)	Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, Redwood intends to file the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K under cover of Form 8-K/A not later than 71 calendar days after the date that the initial Current Report was required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2019	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
		Name:	Andrew P. Stone
		Title:	Executive Vice President,
General Counsel, and Secretary